Exhibit 10.4

***Text Omitted and Filed Separately

with the Securities and Exchange Commission.

Confidential Treatment Requested

Under 17 C.F.R. Sections 200.80(b)(2), (4), (5) and (6) and 230.406

PUBLIC HEALTH SERVICE

PATENT LICENSE AGREEMENT — EXCLUSIVE

COVER PAGE

For PHS internal use only:

License Number: L-149-2008/0

License Application Number: A-332-2007

Serial Number(s) of Licensed Patent(s) or Patent Application(s):

Group I—Exclusive Licensed Patent Rights

1.              U.S. Patent No. 6,946,133 issued September 20, 2005 and U.S. Patent Application No. 11/606,929 filed December 1, 2006, as well as all continuations, divisionals, and issued and pending foreign counterparts [HHS Ref. No E-062-1996/0]

2.              U.S. Patent Application Nos. 60/334,669 and 10/497,003 filed November 30, 2001 and August 24, 2004 respectively, as well as all continuations, divisionals, and issued and pending foreign counterparts [HHS Ref. No. E-124-2001/0, 1]; and

3.              U.S. Patent No. 6,165,460 issued December 26, 2000 and U.S. Patent Application No. 09/693,121 filed October 20, 2000; as well as all continuations, divisionals, and issued and pending foreign counterparts [HHS Ref. No E-200-1990/4]

Group II—Nonexclusive Licensed Patent Rights

1.              U.S. Patent No. 6,969,609 issued November 29, 2005; U.S. Patent No. 7,211,432 issued May 1, 2007; U.S. Patent Application No. 11/723,666 filed March 21, 2007; as well as all continuations, divisionals, and issued and pending foreign counterparts [HHS Ref. No. E-256-1998/0];

2.              U.S. Patent Application Nos. 08/686,280 filed July 25, 1996 and 08/686,281 filed July 25, 1996 as well as all continuations, divisionals, and issued and pending foreign counterparts [HHS Ref. No. E-259-1994/3, 4];

3.              U.S. Patent Nos. 6,893,869, 6,548,068 and 6,045,802 issued May 17, 2005, April 15, 2003 an April 4, 2000 respectively, as well as issued and pending foreign counterparts [HHS Ref. Nos. E- 260-1994/1-US-03, US-02, US-01]; and U.S. Patent. Application No. 11/090,686 filed March 8, 2005 [HHS Ref. No E-260-1994/1-US-04];

4.              U.S. Patent Application Nos. 60/211,717 and 10/297,168 filed June 15, 2000 and August 16, 2003 respectively, as well as all continuations, divisionals, and foreign counterparts [HHS Ref. No. E-187-2000/0];

A-332-227

CONFIDENTIAL
PHS Patent License Agreement— Exclusive
Model 10-2005	[Final]	[BN ImmunoTherapeutics]	[August 5, 2008]

5.              U.S. Patent Application Nos. 60/448,591 and 10/543,944 filed February 20, 2003 and February 20, 2004 respectively, as well as all continuations, divisionals, and issued and pending foreign counterparts [HHS Ref. No. E-028-2007/0];

6.              U.S. Patent No. 6,699,475 issued March 2, 2004, as well as all continuations, divisionals, and issued and pending foreign counterparts [HHS Ref. No. E-134-2007/0];

7.              U.S. Patent No. 5,093,258 issued March 3, 1992, as well as all continuations, divisionals, and issued and pending foreign counterparts [HHS Ref. No. E-135-2007/0];

8.              U.S. Patent Application No. 07/205,189 filed June 10, 1988, as well as all continuations, divisionals, and issued and pending foreign counterparts [HHS Ref No. E-136-2007];

9.              U.S. Patent Application No. 60/625,321 filed November 5, 2004, as well as all continuations, divisionals, and issued and pending foreign counterparts [HHS Ref. No. E-138-2007]; and

10.       U.S. Patent Application No. 07/340,052 filed April 18, 1989, as well as all continuations, divisionals, and issued and pending foreign counterparts [HHS Ref. No. E-147-2007].

Licensee:

BN ImmunoTherapeutics

2425 Garcia Ave

Mountain View, CA 94043

Cooperative Research and Development Agreement (CRADA) Number (if a subject invention):

N/A

Additional Remarks:

N/A

Public Benefit(s):

Licensee agrees, after its First Commercial Sale in the United States, to make reasonable quantities of Licensed Product(s) or materials produced through the use of Licensed Process(es) within the scope of the Group I Licensed Patent Rights available on a compassionate use basis to indigent patients subject to availability, either through the patient’s physician(s) and/or the medical center treating the patient; provided, however, that such requirement shall not keep the Licensee from commercializing such Licensed Product(s) or materials in manner typical for products of similar commercial market potential, product life, safety, efficacy, and competitive environment, and considering other relevant scientific, technical, financial and commercial factors; and

Licensee further agrees, after its First Commercial Sale in the United States and as part of its marketing and product promotion, to develop written educational materials (e.g., brochures, advertisements, etc.) directed to patients and physicians detailing the Licensed Product(s) and/or medical aspects of the prophylactic and therapeutic uses of the Licensed Product(s), as appropriate under the circumstances.

This Patent License Agreement, hereinafter referred to as the “Agreement”, consists of this Cover Page, an attached Agreement, a Signature Page, Appendix A (List of Patent(s) or Patent Application(s)), Appendix B (Fields of Use and Territory), Appendix C (Royalties), Appendix D (Benchmarks and Performance), Appendix E (Commercial Development Plan), Appendix F (Example Royalty Report), and Appendix G (Royalty Payment Options). The Parties to this Agreement are:

1)                                     The National Institutes of Health (“NIH”) or the Food and Drug Administration (“FDA”), hereinafter singly or collectively referred to as “PHS”, agencies of the United States Public Health Service within the Department of Health and Human Services (“HHS”); and

2)                                     The person, corporation, or institution identified above or on the Signature Page, having offices at the address indicated on the Signature Page, hereinafter referred to as “Licensee”.

PHS PATENT LICENSE AGREEMENT — EXCLUSIVE

PHS and Licensee agree as follows:

1.                                      BACKGROUND

1.1                               In the course of conducting biomedical and behavioral research, PHS investigators made inventions that may have commercial applicability

1.2                               By assignment of rights from PHS employees and other inventors, HHS, on behalf of the Government, owns intellectual property rights claimed in any United States or foreign patent applications or patents corresponding to the assigned inventions HHS also owns any tangible embodiments of these inventions actually reduced to practice by PHS,

1.3                               The Secretary of HHS has delegated to PHS the authority to enter into this Agreement for the licensing of rights to these inventions.

1.4                               PHS desires to transfer these Licensed Patent Rights to the private sector through commercialization licenses to facilitate the commercial development of products and processes for public use and benefit.

1.5                               Licensee desires to acquire commercialization rights to the Licensed Patent Rights in order to develop processes, methods, or marketable products for public use and benefit.

2.                                      DEFINITIONS

2.1                               “Affiliate” means any person, corporation, firm, limited liability company, partnership or other entity that directly controls or is controlled by or is under common control with Licensee. For purposes of this Paragraph 2.1, “control” means ownership, directly or indirectly through one or more Affiliates, of fifty percent (50%) or more of the shares of stock entitled to vote for the election of directors, in the case of a corporation, or fifty percent (50%) or more of the equity interests in the case of any other type of legal entity, status as a general partner in any partnership, or any other arrangement whereby a person or entity controls or has the right to control the Board of Directors or equivalent governing body of a corporation or other entity.

2.2                               “Benchmarks” mean the performance milestones that are set forth in Appendix D.

2.3                               “Commercial Development Plan” means the written commercialization plan attached as Appendix E.

2.4                               “First Commercial Sale” means the initial transfer by or on behalf of Licensee or its sublicensees (through multiple tiers) of Licensed Products or the initial practice of a Licensed Process by or on behalf of Licensee or its sublicensees (through multiple tiers) in a country after obtaining approval (including pricing and reimbursement approvals), product and establishment licenses, registrations or authorizations of any kind of the U.S. Food and Drug Administration or any foreign equivalent necessary for the marketing and sale of such Licensed Product or practice of such Licensed Process in exchange for cash or some equivalent consideration to which value can be assigned for the purpose of determining Net Sales.

2.5                               “Government” means the Government of the United States of America.

2.6                               “Licensed Fields of Use” means the fields of use identified in Appendix B.

2.7                               “Licensed Patent Rights” shall mean:

(a)                                 Patent applications (including provisional patent applications and PCT patent applications) or patents listed in Appendix A, all divisions and continuations of these applications, all patents issuing from these applications, divisions, and continuations, and any reissues, reexaminations, and extensions of these patents;

(b)                                 to the extent that the following contain one or more claims directed to the invention or inventions disclosed in 2.7(a):

(i)                                     continuations-in-part of 2.7(a);

(ii)                                  all divisions and continuations of these continuations-in-part;

(iii)                               all patents issuing from these continuations-in-part, divisions, and continuations;

(iv)                              priority patent application(s) of 2.7(a); and

(v)                                 any reissues, reexaminations, and extensions of these patents;

(c)                                  to the extent that the following contain one or more claims directed to the invention or inventions disclosed in 2.7(a): all counterpart foreign and U.S. patent applications and patents to 2.7(a) and 2.7(b), including those listed in Appendix A; and

(d)                                 Licensed Patent Rights shall not include 2.7(b) or 2.7(c) to the extent that they contain one or more claims directed to new matter which is not subject matter disclosed in 2.7(a).

2.8                               “Licensed Processes” means processes which, in the course of being practiced, would be within the scope of one or more claims of the Licensed Patent Rights that have not been held unpatentable, invalid or unenforceable by an unappealed or unappealable judgment of a court of competent jurisdiction

2.9                               “Licensed Products” means tangible materials which, in the course of manufacture, use, sale, or importation, would be within the scope of one or more claims of the Licensed Patent Rights that have not been held unpatentable, invalid or unenforceable by an unappealed or unappealable judgment of a court of competent jurisdiction.

2.10                        “Licensed Territory” means the geographical area identified in Appendix B.

***Text Omitted and Filed Separately

with the Securities and Exchange Commission.

Confidential Treatment Requested

Under 17 C.F.R. Sections 200.80(b)(2), (4), (5) and (6) and 230.406

2.11                        “Net Sales” means [***] or on behalf of [***], less[***]. No deductions shall be made for [***]. “Net Sales” shall not include [***].

(a)                                 In the event that a [***], then “Net Sales,” for purposes of determining royalty payments on [***] for the purposes of the calculation of Net Sales.

(b)                                 Net Sales of [***] shall be determined as follows:

(i)                                     By [***], and [***]; or

(ii)                                  [***], Net Sales, for the purposes of determining royalty payments [***]

2.12                        “Practical Application” means to manufacture in the case of a composition or product, to practice in the case of a process or method, or to operate in the case of a machine or system; and in each case, under these conditions as to establish that the invention is being utilized and that its benefits are to the extent permitted by law or Government regulations available to the public in the United States on reasonable terms not inconsistent with the terms applicable to similar products or processes and taking into account the efficacy and safety profile of the Licensed Product or the utility of the Licensed Process and other relevant commercial, scientific, technical and other factors.

2.13                        “Research License” means a nontransferable, nonexclusive license to make and to use Licensed Products or Licensed Processes as defined by the Group I and II Licensed Patent Rights for purposes of research only and not for purposes of commercial sale, manufacture or distribution or in lieu of purchase.

2.14                        “Group I” means patent applications and/or patents listed in Group I of Appendix A, including all counterpart U.S. and foreign patent applications and patents pursuant to Paragraph 2.7 of this Agreement.

2.15                        “Group II” means patent applications and/or patents listed in Group II of Appendix A, including all counterpart U.S. and foreign patent applications and patents pursuant to Paragraph 2.7 of this Agreement.

3.                                      GRANT OF RIGHTS

3.1                               PHS hereby grants and Licensee accepts, subject to the terms and conditions of this Agreement, an exclusive license under the Group I Licensed Patent Rights in the Licensed Territory to make and have made, to use and have used, to sell and have sold, to offer to sell, and to import any Licensed Products in the Licensed Fields of Use and to practice and have practiced any Licensed Processes in the Licensed Fields of Use

3.2                               PHS hereby grants and Licensee accepts, subject to the terms and conditions of this Agreement, a non-exclusive license under the Group II Licensed Patent Rights in the Licensed Territory to make and have made, to use and have used, to sell and have sold, to offer to sell, and to import any Licensed Products in the Licensed Fields of Use and to practice and have practiced any Licensed Processes in the Licensed Fields of Use

3.3                               This Agreement confers no license or rights by implication, estoppel, or otherwise under any patent applications or patents of PHS other than the Licensed Patent Rights regardless of whether these patents are dominant or subordinate to the Licensed Patent Rights.

***Text Omitted and Filed Separately

with the Securities and Exchange Commission.

Confidential Treatment Requested

Under 17 C.F.R. Sections 200.80(b)(2), (4), (5) and (6) and 230.406

4.                                      SUBLICENSING

4.1                               Upon written approval, which shall include prior review of any sublicense agreement by PHS and which shall not be unreasonably withheld or delayed, Licensee may enter into sublicensing agreements under the Licensed Patent Rights and any of Licensee’s approved sublicensees may enter into sublicense agreements under the Licensed Patent Rights sublicensed to them; provided, however, that the approval of PHS shall not be required for any sublicense to an Affiliate of Licensee or to a third party providing research, manufacturing or development services to Licensee, its Affiliates or PHS’s approved sublicensee(s). [***].

4.2                               Licensee agrees that any sublicenses required to be approved by PHS as provided in Paragraph 4.1 (including sublicenses granted by Licensee’s sublicensees) shall provide that the obligations to PHS of Paragraphs 5.1-5.4, 8.1, 10.1, 10.2, 12.5, and 13.8-13.10 of this Agreement shall be binding upon the sublicensee as if it were a party to this Agreement. Licensee further agrees to cause copies of these Paragraphs to be attached to all sublicense agreements.

4.3                               Any sublicenses subject to the approval of PHS as provided in Paragraph 4.1 shall provide for the termination of the sublicense, or the conversion to a license directly between the sublicensees and PHS, at the option of the sublicensee, upon termination of this Agreement under Article ~~13.~~13 (except Paragraph 13.1). This conversion is subject to PHS approval, which will not be unreasonably denied or delayed, and contingent upon acceptance by the sublicensee of the remaining provisions of this Agreement.

4.4                               Licensee agrees to forward to PHS a complete copy of each fully executed sublicense agreement subject to the approval requirements of Paragraph 4.1 postmarked within thirty (30) days of the execution of the agreement. To the extent permitted by law, PHS agrees to maintain each sublicense agreement in confidence.

5.                                      STATUTORY AND PHS REQUIREMENTS AND RESERVED GOVERNMENT RIGHTS

5.1                               (a)                                 PHS reserves on behalf of the Government an irrevocable, nonexclusive, nontransferable, royalty-free license for the practice of all inventions licensed under the Group I Licensed Patent Rights throughout the world by or on behalf of the Government and on behalf of any foreign government or international organization pursuant to any existing or future treaty or agreement to which the Government is a signatory.

(b)                                 Prior to the First Commercial Sale, Licensee agrees to provide PHS with adequate quantities of Licensed Products or materials made through the Licensed Processes for PHS’s reasonable internal research use including but not limited to pre-clinical and clinical studies undertaken at the NCI; and

(c)                                  In the event that the Licensed Patent Rights are Subject Inventions made under a Cooperative Research and Development Agreement (CRADA), Licensee grants to the Government, pursuant to 15 U.S.C. §3710a(b)(1)(A), a nonexclusive, nontransferable, irrevocable, paid-up license to practice Licensed Patent Rights or have Licensed Patent Rights practiced throughout the world by or on behalf of the Government. In the exercise of this license, the Government shall not publicly disclose trade secrets or commercial or financial information that is privileged or confidential within the meaning of 5 U.S.C. §552(b)(4) or which would be considered as such if it had been obtained from a non-Federal party. Prior to the First Commercial Sale, Licensee agrees to provide PHS reasonable quantities of Licensed Products or materials made through the Licensed Processes for PHS research use.

5.2                               Licensee agrees that products used or sold in the United States embodying Licensed Products or produced through use of Licensed Processes shall be manufactured substantially in the United States unless a written waiver is obtained in advance from PHS.

5.3                               Licensee acknowledges that PHS may enter into future CRADAs under the Federal Technology Transfer Act of 1986 that relate to the subject matter of this Agreement. Licensee agrees not to unreasonably deny requests for a Research License from future collaborators with PHS when acquiring these rights is necessary in order to make a CRADA project feasible. Licensee may request an opportunity to join as a party to the proposed CRADA.

5.4                               (a)                                 In addition to the reserved license of Paragraph 5.1, PHS reserves the right to grant Research Licenses directly or to require Licensee to grant Research Licenses on reasonable terms. The purpose of these Research Licenses is to encourage basic research, whether conducted at an academic or corporate facility. In order to safeguard the Licensed Patent Rights, however, PHS shall consult with Licensee before granting to commercial entities a Research License or providing to them research samples of materials made through the Licensed Processes; and

(b)                                 In exceptional circumstances, and in the event that Licensed Patent Rights are Subject Inventions made under a CRADA, the Government, pursuant to 15 U.S.C. §3710a(b)(1)(B), retains the right to require the Licensee to grant to a responsible applicant a nonexclusive, partially exclusive, or exclusive sublicense to use the Licensed Patent Rights in the Licensed Field of Use on terms that are reasonable under the circumstances, or if Licensee fails to grant this license, the Government retains the right to grant the license itself. The exercise of these rights by the Government shall only be in exceptional circumstances and only if the Government determines:

(i)                                     the action is necessary to meet health or safety needs that are not reasonably satisfied by Licensee;

(ii)                                  the action is necessary to meet requirements for public use specified by Federal regulations, and these requirements are not reasonably satisfied by the Licensee; or

***Text Omitted and Filed Separately

with the Securities and Exchange Commission.

Confidential Treatment Requested

Under 17 C.F.R. Sections 200.80(b)(2), (4), (5) and (6) and 230.406

(iii)                               the Licensee has failed to comply with an agreement containing provisions described in 15 U.S.C. §3710a(c)(4)(B); and

(c)                                  The determination made by the Government under this Paragraph 5.4 is subject to administrative appeal and judicial review under 35 U.S.C. §203(2).

6.                                      ROYALTIES AND REIMBURSEMENT

6.1                               Licensee agrees to pay PHS a noncreditable, nonrefundable license issue royalty as set forth in Appendix C.

6.2                               Licensee agrees to pay PHS a nonrefundable minimum annual royalty as set forth in Appendix C.

6.3                               Licensee agrees to pay PHS earned royalties as set forth in Appendix C.

6.4                               Licensee agrees to pay PHS benchmark royalties as set forth in Appendix C.

6.5                               Licensee agrees to pay PHS sublicensing royalties as set forth in Appendix C.

6.6                               A patent or patent application within the Licensed Patent Rights licensed under this Agreement shall cease to fall within the Licensed Patent Rights for the purpose of computing earned royalty payments on Net Sales in any given country on the earliest of the dates that:

(a)                                 the application has been abandoned and not continued or has been pending for a period of [***] from the first date of examination;

(b)                                 the patent expires or irrevocably lapses, or

(c)                                  the claim has been held to be invalid or unenforceable by an unappealed or unappealable decision of a court of competent jurisdiction or administrative agency.

6.7                               No multiple royalties shall be payable because any Licensed Products or Licensed Processes are covered by more than one of the Licensed Patent Rights.

6.8                               On sales of Licensed Products by Licensee to sublicensees or to such sublicensees’ sublicensees or on sales made in other than an arms-length transaction, the value of the Net Sales attributed under this Article 6 to this transaction shall be that which would have been received in an arms-length transaction, based on sales of like quantity and quality products on or about the time of this transaction.

6.9                               With regard to unreimbursed expenses associated with the preparation, filing, prosecution, and maintenance of all patent applications and patents included within the Licensed Patent Rights and incurred by PHS prior to the effective date of this Agreement, Licensee shall pay PHS, as an additional royalty, within sixty (60) days of PHS’ submission of a statement and request for payment to Licensee, an amount equivalent to these unreimbursed expenses previously incurred by PHS as follows:

(a)                                 Licensed Patent Rights. Group I. Licensee will pay the amount set forth in Appendix C; and

(b)                                 Licensed Patent Rights. Group II. Licensee will pay the amount set forth in Appendix C.

6.10                        With regard to unreimbursed expenses associated with the preparation, filing, prosecution, and maintenance of all patent applications and patents included within the Group I Licensed Patent Rights and incurred by PHS on or after the effective date of this Agreement~~,~~ for the preparation, filing, prosecution and maintenance of such Licensed Patent Rights, as provided in Paragraph 7.3, PHS, at its sole option, may require Licensee:

(a)                                 to pay PHS on an annual basis, within sixty (60) days of PHS’ submission of a statement and request for payment, a royalty amount equivalent to these unreimbursed expenses incurred during the previous calendar year(s);

(b)                                 to pay these unreimbursed expenses directly to the law firm employed by PHS to handle these functions. However, in this event, PHS and not Licensee shall be the client of the law firm; or

(c)                                  in limited circumstances, Licensee may be given the right to assume responsibility for the preparation, filing, prosecution, or maintenance of any patent applications and patents included with the Group I Licensed Patent Rights. In that event, Licensee shall directly pay the attorneys or agents engaged to prepare, file, prosecute, or maintain these patent applications or patents and shall provide PHS with copies of each invoice associated with these services as well as documentation that these invoices have been paid.

6.11                        PHS agrees, upon written request, to provide Licensee with summaries of patent prosecution invoices for which PHS has requested payment from the Licensee under Paragraphs 6.9 and 6.10. Licensee agrees that all information provided by PHS related to patent prosecution costs shall be treated as confidential commercial information and shall not be released to a third party (other than its Affiliates) except as required by law or a court of competent jurisdiction.

6.12                        Licensee may elect to surrender its rights in any country of the Licensed Territory under any of the Licensed Patent Rights upon ninety (90) days written notice to PHS and owe no payment obligation under Paragraph 6.10 for patent-related expenses incurred in that country after ninety (90) days of the effective date of the written notice.

7.                                      PATENT FILING, PROSECUTION, AND MAINTENANCE

7.1                               Except as otherwise provided in this Article 7, PHS agrees to take responsibility for, but to consult with, the Licensee in the preparation, filing, prosecution, and maintenance of any and all patent applications or patents included in the Licensed Patent Rights, shall timely pay all required maintenance and other fees and costs, and shall furnish copies of relevant patent-related documents to Licensee.

***Text Omitted and Filed Separately

with the Securities and Exchange Commission.

Confidential Treatment Requested

Under 17 C.F.R. Sections 200.80(b)(2), (4), (5) and (6) and 230.406

7.2                               Upon PHS’ written request, Licensee shall assume the responsibility for the preparation, filing, prosecution, and maintenance of any and all patent applications or patents included in the Group I Licensed Patent Rights and shall, on an ongoing basis, promptly furnish copies of all patent-related documents to PHS. In this event, Licensee shall, subject to the prior approval of PHS, select registered patent attorneys or patent agents to provide these services on behalf of Licensee and PHS. PHS shall provide appropriate powers of attorney and other documents necessary to undertake this action to the patent attorneys or patent agents providing these services. Licensee and its attorneys or agents shall consult with PHS in all aspects of the preparation, filing, prosecution and maintenance of patent applications and patents included within the Group I Licensed Patent Rights and shall provide PHS sufficient opportunity to comment on any document that Licensee intends to file or to cause to be filed with the relevant intellectual property or patent office.

7.3                               At any time, PHS may provide Licensee with written notice that PHS wishes to assume control of the preparation, filing, prosecution, and maintenance of any and all patent applications or patents included in the Licensed Patent Rights. If PHS elects to reassume these responsibilities, Licensee agrees to cooperate fully with PHS, its attorneys, and agents in the preparation, filing, prosecution, and maintenance of any and all patent applications or patents included in the Licensed Patent Rights and to provide PHS with complete copies of any and all documents or other materials in Licensee’s possession or control that PHS deems necessary to undertake such responsibilities. Licensee shall be responsible for all costs associated with transferring patent prosecution responsibilities to an attorney or agent of PHS’ choice.

7.4                               Each party shall promptly inform the other as to all material matters that come to its attention that may affect the preparation, filing, prosecution, or maintenance of the Licensed Patent Rights and permit each other to provide comments and suggestions with respect to the preparation, filing, prosecution, and maintenance of Licensed Patent Rights, which comments and suggestions shall be considered by the other party.

8.                                      RECORD KEEPING

8.1                               Licensee agrees to keep accurate and correct records of Licensed Products made, used, sold, or imported and Licensed Processes practiced under this Agreement appropriate to determine the amount of royalties due PHS. These records shall be retained for at least five (5) years following a given reporting period and shall be available during normal business hours for inspection, at the expense of PHS, by an accountant or other designated auditor selected by PHS for the sole purpose of verifying reports and royalty payments hereunder. Licensee may require such auditor or accountant to enter into a confidentiality agreement with Licensee containing reasonable terms and conditions for the protection of Licensee’s non-public and proprietary information. The accountant or auditor shall only disclose to PHS information relating to the accuracy of reports and royalty payments made under this Agreement. If an inspection shows an underreporting or underpayment in excess of [***] percent ([***]%) for any twelve (12) month period, then Licensee shall reimburse PHS for the cost of the inspection at the time Licensee pays the unreported royalties, including any additional royalties as required by Paragraph 9.8. All royalty payments required under this Paragraph shall be due within thirty (30) days of the date PHS provides Licensee notice of the payment due.

***Text Omitted and Filed Separately

with the Securities and Exchange Commission.

Confidential Treatment Requested

Under 17 C.F.R. Sections 200.80(b)(2), (4), (5) and (6) and 230.406

8.2                               Licensee agrees to have an audit of sales and royalties conducted by an independent auditor at least every two (2) years if annual sales of the Licensed Products or Licensed Processes exceed [***] dollars. The audit shall address, at a minimum, the amount of gross sales by or on behalf of Licensee during the audit period, terms of the license as to percentage or fixed royalty to be remitted to the Government, the amount of royalties owed to the Government under this Agreement, and whether the royalties owed have been paid to the Government and is reflected in the records of the Licensee. The audit shall also indicate the PHS license number, product, and the time period being audited. A report certified by the auditor shall be submitted promptly by the auditor directly to PHS on completion. Licensee shall pay for the entire cost of the audit.

9.                                      REPORTS ON PROGRESS, BENCHMARKS, SALES, AND PAYMENTS

9.1                               Prior to signing this Agreement, Licensee has provided PHS with the Commercial Development Plan in Appendix E, under which Licensee intends to bring Licensed Product(s) or Licensed Process(es) within the subject matter of the Licensed Patent Rights to the point of Practical Application. This Commercial Development Plan is hereby incorporated by reference into this Agreement. Based on this plan, performance Benchmarks are determined as specified in Appendix D.

9.2                               Licensee shall provide written annual reports on its product development progress or efforts to commercialize under the Commercial Development Plan for each of the Licensed Fields of Use within sixty (60) days after December 31 of each calendar year. These progress reports shall include, but not be limited to: progress on research and development, status of applications for regulatory approvals, manufacturing, sublicensing, marketing, importing, and sales during the preceding calendar year, as well as, plans for the present calendar year. PHS also encourages these reports to include information on any of Licensee’s public service activities that relate to the Licensed Patent Rights. If reported progress differs from that projected in the Commercial Development Plan and Benchmarks, Licensee shall explain the reasons for these differences. In the annual report, Licensee may propose amendments to the Commercial Development Plan, acceptance of which by PHS may not be denied unreasonably. Licensee agrees to provide any additional information reasonably required by PHS to evaluate Licensee’s performance under this Agreement. Licensee may amend the Benchmarks at any time upon written approval by PHS. PHS shall not unreasonably withhold approval of any request of Licensee to extend the time periods of this schedule if the request is supported by a reasonable showing by Licensee of diligence in its performance under the Commercial Development Plan and toward bringing the Licensed Products to the point of Practical Application as defined in 37 CFR §404.3(d). Licensee shall amend the Commercial Development Plan and Benchmarks at the request of PHS to address any Licensed Fields of Use not specifically addressed in the plan originally submitted.

9.3                               Licensee shall report to PHS the dates for achieving Benchmarks specified in Appendix D and the First Commercial Sale in each country in the Licensed Territory within thirty (30) days of such occurrences.

9.4                               Following the First Commercial Sale, Licensee shall submit to PHS, within sixty (60) days after each calendar half-year ending June 30 and December 31, a royalty report, as described in the example in Appendix F, setting forth for the preceding half-year period the amount of the Licensed Products sold or Licensed Processes practiced by or on behalf of Licensee in each country within the Licensed Territory, the Net Sales, and the amount of royalty accordingly due. With each royalty report, Licensee shall submit payment of earned royalties due. If no earned royalties are due to PHS for any reporting period, the written report shall so state. The royalty report shall be certified as correct by an authorized officer of Licensee and shall include a detailed listing of all deductions made under Paragraph 2.11 to determine Net Sales made under Article 6 to determine royalties due.

9.5                               Licensee agrees to forward semi-annually to PHS a copy of these reports received by Licensee from its sublicensees during the preceding half-year period as shall be pertinent to a royalty accounting to PHS by Licensee for activities under the sublicense.

9.6                               Royalties due under Article 6 shall be paid in U.S. dollars and payment options are listed in Appendix G. For conversion of foreign currency to U.S. dollars, the conversion rate shall be the New York foreign exchange rate quoted in The Wall Street Journal on the day preceding the day that the payment is due. Any loss of exchange, value, taxes, or other expenses incurred in the transfer or conversion to U.S. dollars shall be paid entirely by Licensee. The royalty report required by Paragraph 9.4 shall be mailed to PHS at its address for Agreement Notices indicated on the Signature Page.

9.7                               Licensee shall be solely responsible for determining if any tax on royalty income is owed outside the United States and shall pay the tax and be responsible for all filings with appropriate agencies of foreign governments. As reasonably requested by Licensee, PHS shall cooperate with Licensee in applying for any valid exemption or obtaining any valid refund of such taxes paid by Licensee.

9.8                               Additional royalties may be assessed by PHS on any payment that is more than ninety (90) days overdue at the rate of one percent (1%) per month. This one percent (1%) per month rate may be applied retroactively from the original due date until the date of receipt by PHS of the overdue payment and additional royalties. The payment of any additional royalties shall not prevent PHS from exercising any other rights it may have as a consequence of the lateness of any payment.

9.9                               All plans and reports required by this Article 9 and marked “confidential” by Licensee shall, to the extent permitted by law, be treated by PHS as commercial and financial information obtained from a person and as privileged and confidential, and any proposed disclosure of these records by the PHS under the Freedom of Information Act (FOIA), 5 U.S.C. §552 shall be subject to the predisclosure notification requirements of 45 CFR §5.65(d).

10.                               PERFORMANCE

10.1                        Licensee shall use its reasonable commercial efforts to bring the Licensed Products and Licensed Processes to Practical Application. “Reasonable commercial efforts” for the purposes of this provision shall include reasonable adherence to the Commercial Development Plan in Appendix E and performance of the Benchmarks in Appendix D, in each case as either may be amended from time to time. The efforts of a sublicensee (through multiple tiers) or an Affiliate of Licensee shall be considered the efforts of Licensee.

10.2                        Upon the First Commercial Sale, until the expiration or termination of this Agreement, Licensee shall use its reasonable commercial efforts to make Licensed Products and Licensed Processes reasonably accessible to the United States public.

10.3                        Licensee agrees, after its First Commercial Sale in the United States, to make reasonable quantities of Licensed Products or materials produced through the use of Licensed Processes within the scope of the Group I Licensed Patent Right available on a compassionate use basis to indigent patients, either through the patient’s physician(s) or the medical center treating the patient; provided, however, that such requirement shall not keep the Licensee from commercializing such Licensed Product(s) or materials in a manner typical for products of similar commercial market potential, product life, safety, efficacy, and competitive environment, and considering other relevant scientific, technical, financial and commercial factors.

10.4                        Licensee agrees, after its First Commercial Sale in the United States and as part of its marketing and product promotion, to develop educational materials (e.g., brochures, website, etc.) directed to patients and physicians detailing the Licensed Products or medical aspects of the prophylactic and therapeutic uses of the Licensed Products as appropriate under the circumstances.

10.5                        Licensee agrees to supply, to the Mailing Address for Agreement Notices indicated on the Signature Page, the Office of Technology Transfer, NIH with inert samples of the Licensed Products or Licensed Processes or their packaging for educational and display purposes only.

11.                               INFRINGEMENT AND PATENT ENFORCEMENT

11.1                        PHS and Licensee agree to notify each other promptly of each infringement or possible infringement of the Licensed Patent Rights, as well as, any facts which may affect the validity, scope, or enforceability of the Licensed Patent Rights of which either party becomes aware.

11.2                        Pursuant to this Agreement and the provisions of Chapter 29 of Title 35, United States Code, Licensee may:

(a)                                 bring suit in its own name, at its own expense, and on its own behalf for infringement of presumably valid claims in the Licensed Patent Rights;

(b)                                 in any suit, enjoin infringement and collect for its use, damages, profits, and awards of whatever nature recoverable for the infringement; or

(c)                                  settle any claim or suit for infringement of the Licensed Patent Rights provided, however, that PHS and appropriate Government authorities shall have the first right to take such actions; and

(d)                                 If Licensee desires to initiate a suit for patent infringement, Licensee shall notify PHS in writing. If PHS does not notify Licensee of its intent to pursue legal action within ninety (90) days, Licensee shall be free to initiate suit. PHS shall have a continuing right to intervene in the suit. Licensee shall take no action to compel the Government either to initiate or to join in any suit for patent infringement. Licensee may request the Government to initiate or join in any suit if necessary to avoid dismissal of the suit. Should the Government be made a party to any suit, Licensee shall reimburse the Government for any costs, expenses, or fees which the Government incurs as a result of the motion or other action, including all costs incurred by the Government in opposing the motion or other action. In all cases, Licensee agrees to keep PHS reasonably apprised of the status and progress of any litigation. Before Licensee commences an infringement action, Licensee shall notify PHS and give careful consideration to the views of PHS and to any potential effects of the litigation on the public health in deciding whether to bring suit.

11.3                        In the event that a declaratory judgment action alleging invalidity or non-infringement of any of the Licensed Patent Rights shall be brought against Licensee or raised by way of counterclaim or affirmative defense in an infringement suit brought by Licensee under Paragraph 11.2, pursuant to this Agreement and the provisions of Chapter 29 of Title 35, United States Code or other statutes, Licensee may:

(a)                                 defend the suit in its own name, at its own expense, and on its own behalf for presumably valid claims in the Licensed Patent Rights;

(b)                                 in any suit, ultimately to enjoin infringement and to collect for its use, damages, profits, and awards of whatever nature recoverable for the infringement; and

(c)                                  settle any claim or suit for declaratory judgment involving the Licensed Patent Rights-provided, however, that PHS and appropriate Government authorities shall have the first right to take these actions and shall have a continuing right to intervene in the suit; and

(d)                                 If PHS does not notify Licensee of its intent to respond to the legal action within a reasonable time, Licensee shall be free to do so. Licensee shall take no action to compel the Government either to initiate or to join in any declaratory judgment action. Licensee may request the Government to initiate or to join any suit if necessary to avoid dismissal of the suit Should the Government be made a party to any suit by motion or any other action of Licensee, Licensee shall reimburse the Government for any costs, expenses, or fees, which the Government incurs as a result of the motion or other action. If Licensee elects not to defend against the declaratory judgment action, PHS, at its option, may do so at its own expense. In all cases, Licensee agrees to keep PHS reasonably apprised of the status and progress of any litigation. Before Licensee commences an infringement action, Licensee shall notify PHS and give careful consideration to the views of PHS and to any potential effects of the litigation on the public health in deciding whether to bring suit.

11.4                        In any action under Paragraphs 11.2 or 11.3 the expenses including costs, fees, attorney fees, and disbursements, shall be paid by Licensee. The value of any recovery made by Licensee through court judgment or settlement actually collected shall first be applied by Licensee to reimburses it for all of its costs and expenses (including attorneys’ fees, expert witness fees, and any reimbursement payments made to PHS or the Government) and the balance shall be treated as Net Sales and subject to earned royalties as provided in Appendix C when and as collected.

11.5                        PHS shall cooperate fully with Licensee in connection with any action under Paragraphs 11.2 or 11.3. PHS agrees promptly to provide access to all necessary documents and to render reasonable assistance in response to a request by Licensee.

12.                               NEGATION OF WARRANTIES AND INDEMNIFICATION

12.1                        PHS offers no warranties other than those specified in Article 1.

12.2                        PHS represents that (i) it owns the Licensed Patent Rights in the Licensed Fields of Use, (ii) it is duly authorized to enter into this Agreement, and (iii) it has no actual knowledge of any claim by or on behalf of a third party of rights in or to the Licensed Patent Rights in the Licensed Field of Use. PHS does not warrant the validity of the Licensed Patent Rights and makes no representations whatsoever with regard to the scope of the Licensed Patent Rights, or that the Licensed Patent Rights may be exploited without infringing other patents or other intellectual property rights of third parties.

12.3                        PHS MAKES NO WARRANTIES, EXPRESS OR IMPLIED, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OF ANY SUBJECT MATTER DEFINED BY THE CLAIMS OF THE LICENSED PATENT RIGHTS

12.4                        PHS does not represent that it shall commence legal actions against third parties infringing the Licensed Patent Rights.

12.5                        Licensee shall indemnify and hold PHS, its employees, students, fellows, agents, and consultants harmless from and against all liability , demands, damages, expenses, and losses, including but not limited to death, personal injury, illness, or property damage in connection with or arising out of:

(a)                                 the use by or on behalf of Licensee, its sublicensees, directors, employees, or third parties of any Licensed Patent Rights; or

(b)                                 the design, manufacture, distribution, or use of any Licensed Products, Licensed Processes or materials by Licensee, or other products or processes developed in connection with or arising out of the Licensed Patent Rights.

12.6                        Licensee agrees to maintain a liability insurance program consistent with sound business practice.

13.                               TERM, TERMINATION, AND MODIFICATION OF RIGHTS

13.1                        This Agreement is effective when signed by all parties, unless the provisions of Paragraph 14.17 are not fulfilled, and shall extend to the expiration of the last to expire of the Licensed Patent Rights unless sooner terminated as provided in this Article 13.

13.2                        In the event that Licensee is in default in the performance of any material obligations under this Agreement, including but not limited to the obligations listed in Paragraph 13.5, and if the default has not been remedied within ninety (90) days after the date of notice in writing of the default or if not reasonably capable of remedy within such period, Licensee has not taken substantial steps to remedy the alleged default within such ninety (90) day period, PHS may terminate this Agreement by written notice and pursue outstanding royalties owed through procedures provided by the Federal Debt Collection Act.

13.3                        In the event that Licensee (i) becomes insolvent, or (ii) files a petition in bankruptcy or has such a petition filed against it and, in either case, such petition is not dismissed within sixty (60) days, Licensee shall immediately notify PHS in writing. Furthermore, PHS shall have the right to terminate this Agreement immediately upon Licensee’s receipt of written notice.

13.4                        Licensee shall have a unilateral right to terminate this Agreement or any licenses in any country or territory by giving PHS sixty (60) days written notice to that effect.

13.5                        PHS shall specifically have the right to terminate or modify, at its option, this Agreement, if PHS determines that the Licensee:

(a)                                 is not executing the Commercial Development Plan submitted with its request for a license and the Licensee cannot otherwise demonstrate to PHS’ satisfaction that the Licensee has taken, or can be expected to take within a reasonable time, effective steps to achieve Practical Application of the Licensed Products or Licensed Processes;

(b)                                 has not achieved and is not reasonably likely to achieve the Benchmarks as may be modified under Paragraph 9.2;

(c)                                  has willfully made a material false statement of, or willfully omitted a material fact in the license application or in any report required by the license Agreement;

(d)                                 has committed a material breach of a covenant or agreement contained in this Agreement;

(e)                                  is not keeping Licensed Products or Licensed Processes within the scope of the Group I Licensed Patent Rights reasonably accessible to the public after commercial use commences in the United States;

(f)                                   cannot reasonably satisfy unmet health and safety needs; or

(g)                                  cannot reasonably justify a failure to comply with the domestic production requirement of Paragraph 5.2 unless waived.

13.6                        In making the determination referenced in Paragraph 13.5, PHS shall take into account the normal course of such commercial development programs conducted with sound and reasonable business practices and judgment and the annual reports submitted by Licensee under Paragraph 9.2. Prior to invoking termination or modification of this Agreement under Paragraph 13.5, PHS shall give written notice to Licensee providing Licensee specific notice of, and a ninety (90) day opportunity to respond to, PHS’ concerns as to the items referenced in 13.5(a)-13.5(g). If Licensee fails to alleviate PHS’ reasonable concerns as to the items referenced in 13.5(a)-13.5(g) or fails to initiate corrective action to PHS’ reasonable satisfaction, PHS may terminate this Agreement.

13.7                        When the public health and safety so require, and after written notice to Licensee providing Licensee a sixty (60) day opportunity to respond, PHS shall have the right to require Licensee to grant sublicenses to responsible applicants, on commercially reasonable terms, in any Licensed Fields of Use under the Group I Licensed Patent Rights, unless Licensee can reasonably demonstrate that the granting of the sublicense would not materially increase the availability to the public of the subject matter of the Group I Licensed Patent Rights. PHS shall not require the granting of a sublicense unless the responsible applicant has first negotiated in good faith with Licensee for a sublicense on commercially reasonable terms and conditions.

13.8                        PHS reserves the right according to 35 U.S.C. §209(d)(3) to terminate or modify this Agreement if it is determined that this action is necessary to meet the requirements for public use specified by federal regulations issued after the date of the license and these requirements are not reasonably satisfied by Licensee.

13.9                        Within thirty (30) days of receipt of written notice of PHS’ unilateral decision to modify or terminate this Agreement, Licensee may, consistent with the provisions of 37 CFR §404.11, appeal the decision by written submission to the designated PHS official. The decision of the designated PHS official shall be the final agency decision. Licensee may thereafter exercise any and all administrative or judicial remedies that may be available,

13.10                 Within ninety (90) days of expiration or termination of this Agreement under this Article 13, a final report shall be submitted by Licensee. Any royalty payments, including those incurred but not yet paid (such as the full minimum annual royalty), and those related to patent expense, due to PHS shall become immediately due and payable upon termination or expiration. If terminated under this Article 13, sublicensees may elect to convert their sublicenses to direct licenses with PHS pursuant to Paragraph 4.3. Unless otherwise specifically provided for under this Agreement, upon termination or expiration of this Agreement, Licensee shall return all Licensed Products or other materials included within the Licensed Patent Rights to PHS or provide PHS with certification of the destruction thereof.

14.                               GENERAL PROVISIONS

14.1                        Neither party may waive or release any of its rights or interests in this Agreement except in writing. The failure of either party to assert a right hereunder or to insist upon compliance with any term or condition of this Agreement shall not constitute a waiver of that right by that party or excuse a similar subsequent failure to perform any of these terms or conditions by the other party.

14.2                        This Agreement constitutes the entire agreement between the parties relating to the subject matter of the Licensed Patent Rights, Licensed Products and Licensed Processes, and all prior negotiations, representations, agreements, and understandings are merged into, extinguished by, and completely expressed by this Agreement.

14.3                        The provisions of this Agreement are severable, and in the event that any provision of this Agreement shall be determined to be invalid or unenforceable under any controlling body of law, this determination shall not in any way affect the validity or enforceability of the remaining provisions of this Agreement.

14.4                        If either party desires a modification to this Agreement, the parties shall, upon reasonable notice of the proposed modification by the party desiring the change, confer in good faith to determine the desirability of the modification. No modification shall be effective until a written amendment is signed by the signatories to this Agreement or their designees.

14.5                        The construction, validity, performance, and effect of this Agreement shall be governed by Federal law as applied by the Federal courts in the District of Columbia..

14.6                        All Agreement notices required or permitted by this Agreement shall be given by prepaid, first class, registered or certified mail or by an express/overnight delivery service provided by a commercial carrier, properly addressed to the other party at the address designated on the following Signature Page, or to another address as may be designated in writing by the other party. Agreement notices shall be considered timely if the notices are received on or before the established deadline date or sent on or before the deadline date as verifiable by U.S. Postal Service postmark or dated receipt from a commercial carrier. Parties should request a legibly dated U.S. Postal Service postmark or obtain a dated receipt from a commercial carrier or the U.S. Postal Service. Private metered postmarks shall not be acceptable as proof of timely mailing.

14.7                        This Agreement shall not be assigned or otherwise transferred by Licensee without the prior written consent of PHS, which consent will not be unreasonably withheld. Licensee acknowledges the applicability of 41 U.S.C. s. 15, the Anti-Assignment Act, to this Agreement. The Parties agree that the identity of the Parties is material to the formation of this Agreement and that the duties under this Agreement are nondelegable.

14.8                        Licensee agrees in its use of any PHS-supplied biological materials that are supplied under this Agreement to comply with all applicable statutes, regulations, and guidelines, including PHS and HHS regulations and guidelines. Licensee agrees not to use such biological materials for research involving human subjects or clinical trials in the United States without complying with 21 CFR Part 50 and 45 CFR Part 46. Licensee agrees not to use such biological materials for research involving human subjects or clinical trials outside of the United States without notifying PHS, in writing, of the research or trials and complying with the applicable regulations of the appropriate national control authorities. Written notification to PHS of research involving such biological materials and human subjects or clinical trials outside of the United States shall be given no later than sixty (60) days prior to commencement of the research or trials.

14.9                        Licensee acknowledges that it is subject to and agrees to abide by the United States laws and regulations (including the Export Administration Act of 1979 and Arms Export Control Act) controlling the export of technical data, computer software, laboratory prototypes, biological material, and other commodities. The transfer of these items may require a license from the appropriate agency of the U.S. Government or written assurances by Licensee that it shall not export these items to certain foreign countries without prior approval of this agency. PHS neither represents that a license is or is not required or that, if required, it shall be issued.

14.10                 Licensee agrees to mark the Licensed Products or their packaging sold in the United States with all applicable U.S. patent numbers and similarly to indicate “Patent Pending” status. All Licensed Products manufactured in, shipped to, or sold in other countries shall be marked in a manner to preserve PHS patent rights in those countries.

14.11                 By entering into this Agreement, PHS does not directly or indirectly endorse any product or service provided, or to be provided, by Licensee whether directly or indirectly related to this Agreement. Licensee shall not state or imply that this Agreement is an endorsement by the Government, PHS, any other Government organizational unit, or any Government employee. Additionally, Licensee shall not use the names of NIH, FDA, PHS, or HHS or the Government or their employees in any advertising, promotional, or sales literature without the prior written approval of PHS.

14.12                 The parties agree to attempt to settle amicably any controversy or claim arising under this Agreement or a breach of this Agreement, except for appeals of modifications or termination decisions provided for in Article 13. Licensee agrees first to appeal any unsettled claims or controversies to the designated PHS official, or designee, whose decision shall be considered the final agency decision. Thereafter, Licensee may exercise any administrative or judicial remedies that may be available.

14.13                 Nothing relating to the grant of a license, nor the grant itself, shall be construed to confer upon any person any immunity from or defenses under the antitrust laws or from a charge of patent misuse, and the acquisition and use of rights pursuant to 37 CFR Part 404 shall not be immunized from the operation of state or Federal law by reason of the source of the grant.

14.14                 Any formal recordation of this Agreement required by the laws of any Licensed Territory as a prerequisite to enforceability of the Agreement in the courts of any foreign jurisdiction or for other reasons will be carried out by Licensee at its expense, and appropriately verified proof of recordation will be promptly furnished to PHS.

14.15                 Paragraphs 4.3, 8.1, 9.5-9.7, 9.9, 12.1-12.6, 13.9, 13.10, and 14.12 of this Agreement shall survive termination of this Agreement.

14.16                 The terms and conditions of this Agreement shall, at PHS’ sole option, be considered by PHS to be withdrawn from Licensee’s consideration and the terms and conditions of this Agreement, and the Agreement itself to be null and void, unless this Agreement is executed by the Licensee and a fully executed original is received by PHS within sixty (60) days from the date of PHS signature found at the Signature Page.

SIGNATURES BEGIN ON NEXT PAGE

***Text Omitted and Filed Separately

with the Securities and Exchange Commission.

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PHS PATENT LICENSE AGREEMENT —EXCLUSIVE

SIGNATURE PAGE

For PHS:

[***]	8-8-08
[***]	Date

Director, Division of Technology Development and Transfer

Office of Technology Transfer

National Institutes of Health

Mailing Address for Agreement notices:

Chief, Monitoring & Enforcement Branch, DTDT

Office of Technology Transfer

National Institutes of Health

6011 Executive Boulevard, Suite 325

Rockville, Maryland 20852-3804 U.S.A.

***Text Omitted and Filed Separately

with the Securities and Exchange Commission.

Confidential Treatment Requested

Under 17 C.F.R. Sections 200.80(b)(2), (4), (5) and (6) and 230.406

For Licensee (Upon, information and belief, the undersigned expressly certifies or affirms that the contents of any statements of Licensee made or referred to in this document are truthful and accurate.):

by:

[***]	August 12, 2008
Signature of Authorized Official	Date

[***]
Printed Name

CEO and President
Title

I.                Official and Mailing Address for Agreement notices:

BN ImmunoTherapeutics

2425 Garcia Avenue.

Mountain View. CA 94043

II.           Official and Mailing Address for Financial notices (Licensee’s contact person for royalty payments)

[***]
Printed Name

CEO and President
Title

Mailing Address:

BN ImmunoTherapeutics

2425 Garcia Avenue.

Mountain View, CA 94043

Email Address:             [***]

Phone                             [***]

Fax:                                [***]

Any false or misleading statements made, presented, or submitted to the Government, including any relevant omissions, under this Agreement and during the course of negotiation of this Agreement are subject to all applicable civil and criminal statutes including Federal statutes 31 U.S.C. §§3801-3812 (civil liability) and 18 U.S.C. § 1001 (criminal liability including fine(s) or imprisonment).

APPENDIX A - PATENT(S) OR PATENT APPLICATION(S)

Patent(s) or Patent Application(s):

Group I—Exclusive Licensed Patent Rights

1.     U.S. Patent No. 6,946,133 issued September 20, 2005 and U.S. Patent Application No. 11/606,929 filed December 1, 2006, as well as all continuations, divisionals, and issued and pending foreign counterparts [HHS Ref. No E-062-1996/0]

2.     U.S. Patent Application Nos. 60/334,669 and 10/497,003 filed November 30, 2001 and August 24, 2004 respectively, as well as all continuations, divisionals, and issued and pending foreign counterparts [HHS Ref. No. E-124-2001/0, 1]; and

3.     U.S. Patent No. 6,165,460 issued December 26, 2000 and U.S. Patent Application No. 09/693,121 filed October 20, 2000; as well as all continuations, divisionals, and issued and pending foreign counterparts [HHS Ref. No E-200-1990/4]

Group II—Nonexclusive Licensed Patent Rights

1.     U.S. Patent No. 6,969,609 issued November 29, 2005; U.S. Patent No. 7,211,432 issued May 1, 2007; U.S. Patent Application No. 11/723,666 filed March 21, 2007; as well as all continuations, divisionals, and issued and pending foreign counterparts [HHS Ref. No. E-256-1998/0];

2.     U.S. Patent Application Nos. 08/686,280 filed July 25, 1996 and 08/686,281 filed July 25, 1996 as well as all continuations, divisionals, and issued and pending foreign counterparts [HHS Ref. No. E¬259-1994/3, 4];

3.     U.S. Patent Nos. 6,893,869, 6,548,068 and 6,045,802 issued May 17, 2005, April 15, 2003 and April 4, 2000 respectively, as well as issued and pending foreign counterparts [HHS Ref. Nos. E-260-1994/1-US-03, US-02, US-01]; and U.S. Patent. Application No. 11/090,686 filed March 8, 2005 [HHS Ref. No E-260-1994/1-US-04];

4.     U.S. Patent Application Nos. 60/211,717 and 10/297,168 filed June 15, 2000 and August 16, 2003 respectively, as well as all continuations, divisionals, and foreign counterparts [HHS Ref. No. E-187-2000/0];

5.     U.S. Patent Application Nos. 60/448,591 and 10/543,944 filed February 20, 2003 and February 20, 2004 respectively, as well as all continuations, divisionals, and issued and pending foreign counterparts [HHS Ref. No. E-028-2007/0];

6.     U.S. Patent No. 6,699,475 issued March 2, 2004, as well as all continuations, divisionals, and issued and pending foreign counterparts [HHS Ref. No. E-134-2007/0];

7.     U.S. Patent No. 5,093,258 issued March 3, 1992, as well as all continuations, divisionals, and issued and pending foreign counterparts [HHS Ref. No. E-135-2007/0];

8.     U.S. Patent Application No. 07/205,189 filed June 10, 1988, as well as all continuations, divisionals, and issued and pending foreign counterparts [HHS Ref No. E-136-2007];

9.     U.S. Patent Application No. 60/625,321 filed November 5, 2004, as well as all continuations, divisionals, and issued and pending foreign counterparts [HHS Ref. No. E-138-2007]; and

10.  U.S. Patent Application No. 07/340,052 filed April 18, 1989, as well as all continuations, divisionals, and issued and pending foreign counterparts [HHS Ref. No. E-147-2007].

APPENDIX B — LICENSED FIELDS OF USE AND TERRITORY

I.             Licensed Fields of Use:

(a)   Use of Licensed Patent Rights for development of therapies for prostatic diseases

II.            Licensed Territory:

(a)   Worldwide

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APPENDIX C — ROYALTIES

Royalties:

I.                                        Licensee agrees to pay to PHS a [***] royalty in the amount of [***] to be paid as follows:

(a)                                 [***] due within [***] from the effective date of this Agreement;

(b)                                 [***] due one the [***] anniversary of the execution of this Agreement, and

(c)                                  In the case of each of (a) and (b) above, such payments shall be due so long as Licensee has not terminated this Agreement pursuant to Paragraph 13.4.

II.                                   Licensee agrees to pay to PHS a [***] royalty in the amount of [***] as follows:

(a)         If the Licensee has executed a Cooperative Research and Development Agreement (CRADA) within [***] of the effective date of this Agreement with the National Cancer Institute (NCI) to develop any of the Licensed Patent Rights the first [***] royalty will be due within [***] of termination of the CRADA;

(b)         If the Licensee has not executed a Cooperative Research and Development Agreement (CRADA) with the NCI to develop any of the Licensed Patent Rights the first [***] royalty is due within [***] of the effective date of this Agreement and may be prorated according to the [***] remaining between the effective date of this Agreement and the next [***]; and

(c)   Subsequent [***] royalty payments are due and payable on [***] and may be credited against any earned royalties due for sales made in that year.

III.                              Licensee agrees to pay PHS earned royalties of [***] percent ([***]%) on Net Sales by or on behalf of Licensee and its sublicensees.

a)    Licensee shall be entitled to reduce the earned royalty rate by [***] percent ([***]%) for each percent royalty in excess of [***] percent ([***]%) the Licensee or its sublicensees must pay to one or more third party(ies), separately or cumulatively, in respect of the manufacture, sale or importation of the Licensed Product or use of Licensed Processes in the Licensed Territory. Reduction shall however not reduce the earned royalty rate due to PHS under this Agreement below [***] percent ([***]%).

IV.                               Licensee agrees to pay PHS Benchmark royalties within [***] of achieving each Benchmark:

(a)         [***] upon successful completion of the [***]. For purposes of this Agreement [***].

***Text Omitted and Filed Separately

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(b)         [***] upon [***] of first [***] for the [***] in any one of the following [***].

(c)          [***] upon First Commercial Sale anywhere in the world of the first Licensed Product or Licensed Process.

V.                                    Licensee agrees to pay PHS additional sublicensing royalties for each sublicense required to be approved by PHS pursuant to Paragraph 4.1 of [***] percent ([***]%) on the fair market value of any consideration received for granting such sublicense within [***] of the execution of such sublicense grant; provided that, notwithstanding anything to the contrary, any such consideration will not include the following:

(c)          [***], and limited to support [***] specifically excluding any support [***] to the effective date of this Agreement;

(d)         [***] the effective date of this Agreement, to the extent that [***];

(e)          [***] the effective date of this Agreement [***] to the extent that [***] does not exceed by more than [***] percent ([***]%) the [***] for the [***], or if such [***], then the [***] of [***] as reasonably agreed to by the parties or as [***];

(f)           As [*** ]; and

(g)          Any [***] which is specifically in the form of [***], if such [*** ].

VI.          Pursuant to Paragraph 6.9(a), Licensee will pay [***] percent ([***]%)(of unreimbursed patent expenses for Group I Licensed Patent Rights incurred after February 16, 2007.  Pursuant to Paragraph 6.9(b), Licensee will pay [***] percent ([***]%) of the unreimbursed patent expenses for Group II Licensed Patent Rights incurred after February 16, 2007.

***Text Omitted and Filed Separately

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Under 17 C.F.R. Sections 200.80(b)(2), (4), (5) and (6) and 230.406

APPENDIX D — BENCHMARKS AND PERFORMANCE

Licensee agrees to the following Benchmarks for its performance under this Agreement and, within [***] of achieving a Benchmark, shall notify PHS that the Benchmark has been achieved.

I.             Signature of the Agreement

[***]

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Under 17 C.F.R. Sections 200.80(b)(2), (4), (5) and (6) and 230.406

I.             APPENDIX E — COMMERCIAL DEVELOPMENT PLAN

Licensee intends to continue the clinical development of PROSTVAC and, if feasible, to commercialize that product in the United States.  Clinical development undertaken by BNIT will include co-development with the NCI under a CRADA.  This agreement (CRADA 2377) is currently in final stages of discussion and is intended to be finalized at the time of signature of this license agreement.

The CRADA includes a research plan that contemplates strategy and studies for the development of PROSTVAC.  Key anticipated activities and timelines for US development are summarized as follows.  In addition, the design and timelines of the pivotal studies are subject to FDA acceptance of the design and endpoints as well as to the uncertainties associated with timely enrolment of patients into clinical studies.

[***]

APPENDIX F - EXAMPLE ROYALTY REPORT

Required royalty report information includes:

•                                          OTT license reference number (L-XXX-200X/0)

•                                          Reporting period

•                                          Catalog number and units sold of each Licensed Product (domestic and foreign)

•                                          Gross Sales per catalog number per country

•                                          Total Gross Sales

•                                          Itemized deductions from Gross Sales

•                                          Total Net Sales

•                                          Earned Royalty Rate and associated calculations

•                                          Gross Earned Royalty

•                                          Adjustments for Minimum Annual Royalty (MAR) and other creditable payments made

•                                          Net Earned Royalty due

Example

Catalog Number	Product Name	Country	Units Sold	Gross Sales (US$)
1	A	US	250	62,500
1	A	UK	32	16,500
1	A	France	25	15,625
2	B	US	0	0
3	C	US	57	57,125
4	D	US	12	1,500
			Total Gross Sales	153,250
			Less Deductions:
			Freight	3,000
			Returns	7,000
			Total Net Sales	143,250

			Royalty Rate	8%
			Royalty Due	11,460
			Less Creditable Payments	10,000
			Net Royalty Due	1,460

***Text Omitted and Filed Separately

with the Securities and Exchange Commission.

Confidential Treatment Requested

Under 17 C.F.R. Sections 200.80(b)(2), (4), (5) and (6) and 230.406

APPENDIX G — ROYALTY PAYMENT OPTIONS

NIH/PHS License Agreements

*In order to process payment via Electronic Funds Transfer sender MUST supply the following information:

Procedure for Transfer of Electronic Funds to NIH for Royalty Payments

[***]

NOTE: Only U.S. banks can wire directly to the Federal Reserve Bank.  Foreign banks cannot wire directly to the Federal Reserve Bank, but must go through an intermediary U.S. bank Foreign banks may send the wire transfer to the U.S. bank of their choice, who, in turn forwards the wire transfer to the Federal Reserve Bank.

Checks drawn on a U.S. bank account should be sent directly to the following address:

National Institutes of Health (NIH)

P.O. Box 979071

St. Louis, MO 63197-9000

Overnight or courier deliveries should be sent to the following address:

US Bank

Government Lockbox SL-MO-C2GL

1005 Convention Plaza

St. Louis, MO 63101

Phone: 314-418-4087

Checks drawn on a foreign bank account should be sent directly to the following address:

National Institutes of Health (NIH)

Office of Technology Transfer

Royalties Administration Unit

6011 Executive Boulevard

Suite 325, MSC 7660

Rockville, Maryland 20852

Phone: 301-496-7057

All checks should be made payable to “NIH Patent Licensing”.

The OTT Reference Number MUST appear on checks, reports and correspondence

PUBLIC HEALTH SERVICE

FIRST AMENDMENT TO L-149-2008/0

This is the first amendment (“First Amendment”) of the agreement by and between the National Institutes of Health (“NIH”) or the Food and Drug Administration (“FDA”), hereinafter singly or collectively referred to as agencies of the United States Public Health Service (“PHS”) within the Department of Health and Human Services (“HHS”), and BN ImmunoTherapeutics, having an effective date of August 12, 2008 and having NIH Reference Number L-149-2008/0 (“Agreement”).  This First Amendment, having NIH Reference Number L-149-2008/1, is made between the PHS through the Office of Technology Transfer, NIH, having an address at 6011 Executive Boulevard, Suite 325, Rockville, Maryland 20852-3804, U.S.A., and BN ImmunoTherapeutics, having an office at 2425 Garcia Ave., Mountain View, California 94043 (“Licensee”).  This First Amendment includes, in addition to the amendments made below, 1) a Signature Page, Attachment 1 (Modified Appendix E Timelines) and 3) Attachment 2 (Royalty Payment Information).

WHEREAS, PHS and Licensee desire that the Agreement be amended a first time as set forth below in order to 1) Modify Paragraphs 11.2 and 11.3 and 2) Modify Appendix E timelines.

NOW, THEREFORE, in consideration of the mutual covenants and promises contained herein, PHS and Licensee, intending to be bound, hereby mutually agree to the following:

1) Paragraph 11.2 (a)-(d) shall be deleted and replaced with the following:

Pursuant to this Agreement and the provisions of Chapter 29 of Title 35, United States Code, Licensee may:

(a)                                 bring suit in its own name, at its own expense, and on its own behalf for infringement of presumably valid claims in the Licensed Patent Rights;

(b)                                 in any suit, enjoin infringement and collect for its use, damages, profits, and awards of whatever nature recoverable for the infringement; or

(c)                                  Upon written approval of PHS, settle any claim or suit for infringement of the Licensed Patent Rights; and

A-058-2011

CONFIDENTIAL
First Amendment of L-149-2008/0	Final BN ImmunoTherapeutics,	February 15, 2011
Model 09-2006 (updated 8-2010)		1.-149-2008/1

1

(d)                                 If Licensee desires to initiate a suit for patent infringement, Licensee shall notify PHS in writing.  If PHS does not notify Licensee of its intent to pursue legal action within ninety (90) days, Licensee shall be free to initiate suit.  PHS shall have a continuing right to intervene in the suit.  Licensee shall take no action to compel the Government either to initiate or to join in any suit for patent infringement.  Licensee may request the Government to initiate or join in any suit if necessary to avoid dismissal of the suit.  Should the Government be made a party to any suit, Licensee shall reimburse the Government for any costs, expenses, or fees which the Government incurs as a result of the motion or other action, including all costs incurred by the Government in opposing the motion or other action.  In all cases, Licensee agrees to keep PHS reasonably apprised of the status and progress of any litigation.  Before Licensee commences an infringement action, Licensee shall notify PHS and give careful consideration to the views of PHS and to any potential effects of the litigation on the public health in deciding whether to bring suit.

2)            Paragraph 11.3 shall be deleted and replaced with the following:

In the event that a declaratory judgment action alleging invalidity or non-infringement of any of the Licensed Patent Rights shall be brought against Licensee or raised by way of counterclaim or affirmative defense in an infringement suit brought by Licensee under Paragraph 11.2, pursuant to this Agreement and the provisions of Chapter 29 of Title 35, United States Code or other statutes, Licensee may:

(a)                                 defend the suit in its own name, at its own expense, and on its own behalf for presumably valid claims in the Licensed Patent Rights;

(b)                                 in any suit, ultimately to enjoin infringement and to collect for its use, damages, profits, and awards of whatever nature recoverable for the infringement; and

(c)                                  Upon written approval of PHS, settle any claim or suit for declaratory judgment involving the Licensed Patent Rights and PHS shall have a continuing right to intervene in the suit; and

(d)                                 If PHS does not notify Licensee of its intent to respond to the legal action within a reasonable time, Licensee shall be free to do so.  Licensee shall take no action to compel the Government either to initiate or to join in any declaratory judgment action.  Licensee may request the Government to initiate or to join any suit if necessary to avoid dismissal of the suit.  Should the Government be made a party to any suit by motion or any other action of Licensee, Licensee shall reimburse the Government for any costs, expenses, or fees, which the Government incurs as a result of the motion or other action.  If Licensee elects not to defend against the declaratory judgment action, PHS, at its option, may do so at its own expense.  In all cases, Licensee agrees to keep PHS reasonably apprised of the status and progress of any litigation.  Before Licensee commences an infringement action, Licensee shall notify PHS and give careful consideration to the views of PHS and to any potential effects of the litigation on the public health in deciding whether to bring suit.

2

***Text Omitted and Filed Separately

with the Securities and Exchange Commission.

Confidential Treatment Requested

Under 17 C.F.R. Sections 200.80(b)(2), (4), (5) and (6) and 230.406

3)             Appendix E timelines shall be deleted and replaced with the timelines as specified in Attachment 1

4)             Within [***] of the execution of this First Amendment, Licensee shall pay PHS an amendment issue royalty in the sum of [***], and payment options may be found in Attachment 2.

5)             In the event any provision(s) of the Agreement is/are inconsistent with Attachment 1 and/or 2, such provision(s) is/are hereby amended to the extent required to avoid such inconsistency and to give effect to the shipping and payment information in such Attachment 1 and/or 2.

6)             All terms and conditions of the Agreement not herein amended remain binding and in effect.

7)             The terms and conditions of this First Amendment shall, at PHS’ sole option, be considered by PHS to be withdrawn from Licensee’s consideration and the terms and conditions of this First Amendment, and the First Amendment itself, to be null and void, unless this First Amendment is executed by Licensee and a fully executed original is received by PHS within sixty (60) days from the date of PHS signature found at the Signature Page.

8)             This First Amendment is effective upon execution by all parties.

SIGNATURES BEGIN ON NEXT PAGE

3

***Text Omitted and Filed Separately

with the Securities and Exchange Commission.

Confidential Treatment Requested

Under 17 C.F.R. Sections 200.80(b)(2), (4), (5) and (6) and 230.406

FIRST AMENDMENT TO L-149-2008/0

SIGNATURE PAGE

In Witness Whereof, the parties have executed this First Amendment on the dates set forth below.  Any communication or notice to be given shall be forwarded to the respective addresses listed below.

For PHS:

[***]	2-16-11
[***]	Date
Director, Division of Technology Development and Transfer
Office of Technology Transfer
National Institutes of Health

Mailing Address for Agreement notices:

Chief, Monitoring & Enforcement Branch, DTDT
Office of Technology Transfer
National Institutes of Health
6011 Executive Boulevard, Suite 325
Rockville, Maryland 20832-3804 U.S.A.

For Licensee (Upon information and belief, the undersigned expressly certifies or affirms that the contents of any statements of Licensee made or referred to in this document arc truthful and accurate.):

[***]	2-25-2011
Signature of Authorized Official	Date

[***]
Name

CEO and President
Title

I.	Official and Mailing Address for Agreement notices:

[***]
Name

CEO and President
Title

4

***Text Omitted and Filed Separately

with the Securities and Exchange Commission.

Confidential Treatment Requested

Under 17 C.F.R. Sections 200.80(b)(2), (4), (5) and (6) and 230.406

Mailing Address:

BN ImmunoTherapeutics
2425Garcia Avenue,
Mountain View, CA 94043
Email Address: [***]
Phone: [***]
Fax: [***]

II.	Official and Mailing Address for Financial notices (Licensee’s contact person for royalty payments):

Reiner Laus, M.D.
Name
CEO and President
Title

Mailing Address:

BN ImmunoTherapeutics
2425Garcia Avenue,
Mountain View, CA 94043
Email Address: [***]
Phone: [***]
Fax: [***]

Any false or misleading statements made, presented, or submitted to the Government, including any relevant omissions, under this Agreement and during the course of negotiation of this Agreement are subject to all applicable civil and criminal statutes including Federal statutes 31 U.S.C. §§3801-3812 (civil liability) and 18 U.S.C. §1001 (criminal liability including fine(s) or imprisonment).

5

***Text Omitted and Filed Separately

with the Securities and Exchange Commission.

Confidential Treatment Requested

Under 17 C.F.R. Sections 200.80(b)(2), (4), (5) and (6) and 230.406

ATTACHMENT 1 — MODIFIED APPENDIX E TIMELINES

[***]

6

***Text Omitted and Filed Separately

with the Securities and Exchange Commission.

Confidential Treatment Requested

Under 17 C.F.R. Sections 200.80(b)(2), (4), (5) and (6) and 230.406

NATIONAL INSTITUTES OF HEALTH

SECOND AMENDMENT TO L-149-2008/0

This is the second amendment (“Second Amendment”) of the agreement by and between the National Institutes of Health (“NIH”) within the Department of Health and Human Services (“HHS”), and Bavarian Nordic Inc. (formerly known as BN ImmunoTherapeutics, Inc.) having an effective date of August 12, 2008, NIH Reference Number L-149-2008/0, and a first amendment NIH Reference Number L-149-2008/1 effective February 25, 2011 (collectively the “Agreement”).  This Second Amendment, having NIH Reference Number L-149-2008/2, is made between the NIH through the Office of Technology Transfer, NIH, having an address at 6011 Executive Boulevard, Suite 325, Rockville, MD 20852-3804, U.S.A., and Bavarian Nordic Inc., having an office at 2425 Garcia Ave, Mountain View CA 94043, U.S.A. (the “Licensee”).  This Second Amendment includes, in addition to the amendments made below, 1) a Signature Page and 2) Appendix E — Commercial Development Plan.

WHEREAS, Licensee’s sublicensee, Bavarian Nordic A/S, seeks to close a transaction with Bristol-Myers Squibb Company, a Delaware corporation headquartered at 345 Park Avenue, New York, NY 10154 (“BMS”) to better advance development and commercialization of the technology licensed in the following NIH Licenses - NIH Reference Number L-149-2008/0 effective August 12, 2008, and NIH Reference Number L-149-2008/1 effective February 25, 2011;

WHEREAS, On [***], Licensee provided the NIH with a draft copy of the sublicense entitled “Option and License Agreement” Draft dated [***] (the “Sublicense”);

WHEREAS, Licensee has requested extension of the agreed upon benchmark dates listed in Appendix E —Commercial Development Plan of the Agreement in the 2012 and 2013 annual progress reports submitted to the NIH;

WHEREAS, Licensee and BMS has requested certain amendments to the Agreement in relation to the proposed Sublicense;

NOW, THEREFORE, in consideration of the mutual covenants and promises contained herein, the NIH and the Licensee, intending to be bound, hereby mutually agree to the following:

1)             The following modifications shall be made to the Agreement:

a.              Appendix E —Commercial Development Plan of the Agreement shall be deleted and replaced with Appendix E — Commercial Development Plan attached to this Second Amendment.

b.              Paragraph 2.1 of the Agreement shall be deleted and replaced with the following:

2.1                               “Affiliate” means any person, corporation, firm, limited liability company, partnership or other entity that directly controls or is controlled by or is under common control with Licensee or a sublicensee respectively.  For the purposes of this Paragraph 2.1, “control” means ownership, directly or indirectly through one or more Affiliates, of fifty percent (50%) or more of the shares of stock entitled to vote for the election of directors, in the case of a corporation, or fifty percent (50%) or more of the equity interests in the case of any other type of legal entity, status as a general partner in any partnership, or any other arrangement whereby a person or entity controls or has the right to control the Board of Directors or equivalent governing body of a corporation or other entity.

A-144-2015

CONFIDENTIAL
Second Amendment of L-149-2008/0	Final BN ImmunoTherapeutics, Inc.	March 2, 2015
Model 09-2006 (updated 8-2012)

1

***Text Omitted and Filed Separately

with the Securities and Exchange Commission.

Confidential Treatment Requested

Under 17 C.F.R. Sections 200.80(b)(2), (4), (5) and (6) and 230.406

c.               The following is added at the end of Paragraph 2.11:

“For clarity,

(A)                               Net Sales shall not [***], provided that such consideration is [***];

(B)                               Sales to a [***], or [***];

(C)                               Net Sales by [***] as Net Sales by [***]; and

(D)                               If a [***], then Net Sales shall be [***].

d.              Paragraph 4.1 of the Agreement shall be deleted and replaced with the following:

4.1 Upon written approval, which shall include prior review of any sublicense agreement by PHS and which shall not be unreasonably withheld or delayed, Licensee may enter into sublicensing agreements under the Licensed Patent Rights and any of Licensee’s approved sublicensees may enter into sublicense agreements under the Licensed Patent Rights sublicensed to them; [***].

e.               Paragraph 6.8 of the Agreement shall be deleted and replaced with the following:

6.8                               [***].  The value of Net Sales attributed under this Article 6 on sales to third parties made in other than an arm’s-length transaction, shall be that which would have been received in an arm’s-length transaction, based on sales of like quantity and quality products on or about the time of the relevant sale.

f.                The following shall be added to the Agreement as Paragraph 7.5:

7.5                               PHS agree that, with prior written notice to PHS, Licensee or its designated sublicensee shall be entitled to seek patent term extensions in an applicable country for U.S. Patent No. 7,247,615 and all foreign counterparts with respect to any Licensed Product.  PHS shall provide to the patent attorneys or patent agents providing this service appropriate powers of attorney and other documents necessary to undertake this action.  No party shall seek a patent term extension for any other Licensed Patent without the prior written consent of the other party.

2

***Text Omitted and Filed Separately

with the Securities and Exchange Commission.

Confidential Treatment Requested

Under 17 C.F.R. Sections 200.80(b)(2), (4), (5) and (6) and 230.406

g.               The second sentence of Paragraph 8.1 of the Agreement shall be deleted and replaced with the following:

These records shall be retained for at least [***] years

following a given reporting period and shall be available during normal business hours or inspection, at the expense of PHS, by an accountant or other designated auditor selected by PHS for the sole purpose of verifying reports and royalty payments hereunder.

h.              The second sentence of Paragraph 9.6 of the Agreement shall be deleted and replaced with the following:

For conversion of foreign currency into U.S. dollars, the conversion rate shall be the New York foreign exchange rate quoted in The Wall Street Journal on the day preceding the day that the payment is due, except with respect to Net Sales by a sublicensee or its Affiliates in foreign currency, which conversion into U.S. dollars may instead be performed in a manner consistent with the sublicensee’s normal practices used to prepare its audited financial statements for internal and external reporting purposes.

i.                  Paragraph 10.3 of the Agreement shall be deleted and replaced with the following:

10.3                        Licensee agrees, after its First Commercial Sale in the United States, to make reasonable quantities of Licensed Products or materials produced through use of Licensed Processes within the scope of the Group I Licensed Patent Rights available on a compassionate use basis to indigent patients in the United States, either through the patient’s physician(s) or the medical center treating the patient; provided, however, that such requirement shall not keep the Licensee from commercializing Licensed Product(s) or materials in a manner typical for products of similar commercial market potential, product life, safety, efficacy, and competitive environment, and considering other relevant scientific, technical, financial and commercial factors.

j.                 The lead-in to Paragraph 11.2 of the Agreement shall be deleted and replaced with the following:

11.2                        Pursuant to this Agreement and the provisions of Chapter 29 of Title 35, United States Code, Licensee or its designated sublicensee may:

k.              Paragraph 11.2(d) of the Agreement shall be deleted and replaced with the following:

(d)                                 [***].  Before Licensee or its designated sublicensee commences an infringement action, Licensee or its designated sublicensee shall notify PHS and give careful consideration to the views of PHS and to any potential effects of the litigation on the public health in deciding whether to bring suit.  PHS shall have a continuing right to intervene in the suit.  Neither Licensee nor its designated sublicensee shall take any action to compel the Government either to initiate or to join in any suit for patent infringement.  Licensee or its designated sublicensee may request the Government to initiate or join in any suit if necessary to avoid dismissal of the suit.  Should the Government be made party to any suit, Licensee or its designated sublicensee shall reimburse the Government for any costs, expenses, or fees which the Government incurs as a result of the motion or other action, including all costs incurred by the Government in opposing the motion or other action.  In all cases, Licensee or its designated sublicensee agrees to keep PHS reasonably apprised of the status and progress of any litigation.  [***].

3

***Text Omitted and Filed Separately

with the Securities and Exchange Commission.

Confidential Treatment Requested

Under 17 C.F.R. Sections 200.80(b)(2), (4), (5) and (6) and 230.406

l.                  Paragraph 13.2 of the Agreement shall be amended to add the following sentence to the end thereof:

PHS shall provide a copy of any notice of default to any sublicensee previously approved by it at the same time as PHS provides such notice to Licensee.  However, the failure of the NIH to send any notice of default to sublicensee shall not diminish the effect of such notice to Licensee.  Licensee is obligated to send a copy of such notice from the NIH to a sublicensee as well.

m.          Paragraph I(a) of Appendix B — Licensed Fields of Use and Territory of the Agreement shall be deleted and replaced with the following:

I.                                        Licensed Fields of Use:

(a)                                 Practice of inventions claimed in Licensed Patent Rights for development, manufacture and commercialization of therapies for prostatic diseases (including but not limited to prostate cancer)

2)             Upon review of the draft of the sublicense agreement entitled Option and License Agreement dated [***] (the “Sublicense”) the NIH hereby approves BMS as a sublicensee under the Agreement.

3)             NIH hereby clarifies that the United States Manufacturing Waiver dated April 10, 2008 applies to PROSTVAC that is manufactured by Licensee, its Affiliates or third party contractors of Licensee or its Affiliates as noted in the waiver and the Sublicense, and supplied to Related Parties for commercial sale, and in such circumstance does not require any Related Party to obtain a separate written manufacturing waiver or otherwise comply with Paragraph 5.2 with respect to Licensed Products containing PROSTVAC that is so manufactured and supplied;

4)             In consideration for this Second Amendment, within [***] of the execution of this Second Amendment, the Licensee shall pay the NIH an amendment issue royalty in the sum of [***], and payment options may be found in Attachment 1.

5)             In consideration for sublicense royalty due the NIH under Paragraph 6.5 and Appendix C, Section V of the Agreement, Licensee shall pay the NIH [***] percent ([***]%) of the Upfront Option Grant Payment and Option Exercise and License Payment received by License under Paragraph 8.1(a) and Paragraph 8.1 (b) of the Sublicense.

6)             In the event any provision(s) of the Agreement is/are inconsistent with Attachment 1, such provision(s) is/are hereby amended to the extent required to avoid such inconsistency and to give effect to the payment information in such Attachment 1.

7)             All terms and conditions of the Agreement not herein amended remain binding and in effect.

8)             The terms and conditions of this Second Amendment shall, at the NIH’s sole option, be considered by the NIH to be withdrawn from the Licensee’s consideration and the terms and conditions of this Second Amendment, and the Second Amendment itself, to be null and void, unless this Second Amendment is executed by the Licensee and a fully executed original is received by the NIH within [***] from the date of the NIH’s signature found at the Signature Page.

9)             This Second Amendment is effective on the date executed by all parties.

SIGNATURES BEGIN ON NEXT PAGE

4

***Text Omitted and Filed Separately

with the Securities and Exchange Commission.

Confidential Treatment Requested

Under 17 C.F.R. Sections 200.80(b)(2), (4), (5) and (6) and 230.406

SECOND AMENDMENT TO L-149-2008/0

SIGNATURE PAGE

In Witness Whereof, the parties have executed this Second Amendment on the dates set forth below.  Any communication or notice to be given shall be forwarded to the respective addresses listed below.

For the NIH:

[***]	[***]

[***]	Date

Deputy Director, Licensing and Entrepreneurship
Office of Technology Transfer
National Institutes of Health

Mailing Address or E-mail Address for Agreement notices and reports:

Chief, Monitoring & Enforcement Branch, DTDT
Office of Technology Transfer
National Institutes of Health
6011 Executive Boulevard, Suite 325
Rockville, Maryland 20852-3804 U.S.A.

E-mail: LicenseNotices_Reports@mail.nih.gov

For the Licensee (Upon information and belief, the undersigned expressly certifies or affirms that the contents of any statements of the Licensee made or referred to in this document are truthful and accurate.):

[***]		03MAR2015

Signature of Authorized Official		Date

Name: [***]
Title: President

I.	Official and Mailing Address for Agreement notices:
[***]
Name
President
Title

Mailing Address:

5

***Text Omitted and Filed Separately

with the Securities and Exchange Commission.

Confidential Treatment Requested

Under 17 C.F.R. Sections 200.80(b)(2), (4), (5) and (6) and 230.406

Bavarian Nordic, Inc.

2425 Garcia Avenue

Mountain View, CA 94043

Email Address:	[***]

Phone:	[***]

Fax:	[***]

II.    Official and Mailing Address for Financial notices (the Licensee’s contact person for royalty payments):

[***]
Name
Vice President, Finance
Title

Mailing Address:
Bavarian Nordic, Inc.

2425 Garcia Avenue

Mountain View, CA 94043

Email Address	[***]

Phone:	[***]

Fax:	[***]

Any false or misleading statements made, presented, or submitted to the Government, including any relevant omissions, under this Agreement and during the course of negotiation of this Agreement are subject to all applicable civil and criminal statutes including Federal statutes 31 U.S.C. §§3801-3812 (civil liability) and 18 U.S.C. §1001 (criminal liability including fine(s) or imprisonment).

6

***Text Omitted and Filed Separately

with the Securities and Exchange Commission.

Confidential Treatment Requested

Under 17 C.F.R. Sections 200.80(b)(2), (4), (5) and (6) and 230.406

ATTACHMENT 1 —ROYALTY PAYMENT OPTIONS

The OTT License Number MUST appear on payments, reports and correspondence.

Automated Clearing House (ACH) for payments through U.S. banks only

The NIH encourages its licensees to submit electronic funds transfer payments through the Automated Clearing House (ACH).  Submit your ACH payment through the U.S. Treasury web site located at: https://www.pay.gov.  Locate the “NIH Agency Form” through the Pay.gov “Agency List”.

Electronic Funds Wire Transfers

The following account information is provided for wire payments.  In order to process payment via Electronic Funds Wire Transfer sender MUST supply the following information within the transmission:

Drawn on a U.S. bank account via FEDWIRE should be sent directly to the following account:

[***]

Drawn on a foreign bank account should be sent directly to the following account.  Payment must be sent in U.S. Dollars (USD) using the following instructions:

[***]

7

Checks

All checks should be made payable to “NIH Patent Licensing”

Checks drawn on a U.S. bank account and sent by US Postal Service should be sent directly to the following address:

National Institutes of Health (NIH)

P.O.  Box 979071

St. Louis, MO 63197-9000

Checks drawn on a U.S. bank account and sent by overnight or courier should be sent to the following address:

US Bank

Government Lockbox SL-MO-C2GL

1005 Convention Plaza

St. Louis, MO 63101

Phone: 314-418-4087

Checks drawn on a foreign bank account should be sent directly to the following address:

National Institutes of Health (NIH)

Office of Technology Transfer

Royalties Administration

Unit 6011 Executive Boulevard

Suite 325, MSC 7660

Rockville, Maryland 20852

8

***Text Omitted and Filed Separately

with the Securities and Exchange Commission.

Confidential Treatment Requested

Under 17 C.F.R. Sections 200.80(b)(2), (4), (5) and (6) and 230.406

Appendix E — Commercial Development Plan

[***]

9